Exhibit 99.1

Second Quarter 2016 Investor Call

August 2, 2016

Oncor Electric Delivery

Forward Looking Statements

This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; any impacts on Oncor as a result of the bankruptcy proceedings involving Energy Future Holdings Corp. (EFH) and certain of its subsidiaries and the change in indirect ownership of Oncor proposed in such proceedings; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

Regulation G

This presentation includes certain non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.

Oncor Electric Delivery

1

2nd Quarter 2016 Investor Call Agenda

Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chief Executive

Q&A

Oncor Electric Delivery

2

Residential and Large C&I1 Metrics

Residential Points of Delivery Residential GWH Q22 15 vs. Q2 16; thousands of meters Q2 15 vs. Q2 16

3.2%

1.6%

2,855 2,900 9,270 9,564 At 6/30/15 At 6/30/16 Q2 ‘15 Q2 ‘16

Large C&I Billed MW Demand (Average) Large C&I GWH3 Q2 15 vs. Q2 16 Q2 15 vs. Q2 16

17,244 17,284 17,230 17,162

0.3%

0.5%

Q2 ‘15 Q2 ‘16 Q2 ‘15 Q2 ‘16

1	Commercial and Industrial
2	Unless otherwise noted, Q2 reflects three months ended June 30.
3	Prior period adjusted for billing day variation

Oncor Electric Delivery

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Summary of Financial Results1

Adjusted Operating Revenue Increase

Adjusted Operating Revenues Q2 15 vs. Q2 16; $ millions Q22 15 vs. Q2 16; $ millions

Revenues Contributing to Earnings: $ millions

Distribution base revenue 9

4.8% Transmission base revenue (TCOS):

946

903 Billed to 3rd party wholesale customers 7

231

208 Billed to Oncor Distribution, collected from REPs through TCRF 6

Total transmission base revenue (TCOS) 13

AMS surcharge (2) 695 715 Total revenues contributing to earnings 20 Revenues to Pass-Through Expenses:

3rd party wholesale transmission service billed to Oncor Distribution (i.e. remaining

Q2 ‘15 Q2 ‘16

TCRF revenue) 21

Energy efficiency and rate case expense surcharges 2

Revenues to pass-through expenses

Total revenues to pass through expenses 23

Revenues contributing to earnings

Total operating revenue increase 43

1	See Appendix for Reg G reconciliations and financial definitions.
2	Unless otherwise noted, Q2 reflects three months ended June 30.

Oncor Electric Delivery

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Summary of Financial Results1 (cont.)

Adjusted EBITDA

Q22 15 vs. Q2 16 and TME2 15 vs. TME 16; $ millions

1,826 1,816

0.5%

5.8%

434 459

Q2 ‘15 Q2 ‘16 TME ‘15 TME ‘16

Adjusted Net Income Adjusted Operating Cash Flow Q2 15 vs. Q2 16; $ millions Q2 15 vs. Q2 16; $ millions

13.4% 382 110

97 288

24.6%

Q2 ‘15 Q2 ‘16 Q2 ‘15 Q2 ‘16

1	See Appendix for Reg G reconciliations and definitions of adjusted financial metrics.
2	Unless otherwise indicated, Q2 reflects three months ended June 30 and TME reflects twelve months ended June 30.

Oncor Electric Delivery

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Ample Liquidity and Stable Credit Metrics

Secured Revolving Credit Facility1 Balances at June 30, 2016; $ millions

2,000 (1,140)

860 1 861

Revolver Capacity Borrowings and Letters Effective Remaining Cash Total Available Liquidity of Credit Capacity

Adjusted EBITDA2/Cash Interest Debt4/Adjusted EBITDA

TME3 15 vs. TME 16; Ratio TME 15 vs. TME 16; Ratio

5.5x 5.4x

3.7x

3.5x

TME 15 TME 16 TME 15 TME 16

1	Oncor’s revolving credit facility matures in October 2017.
2	See Appendix for Reg G reconciliations and financial definitions.
3	Unless otherwise indicated, TME reflects twelve months ended June 30.

4 Where applicable, 2015 amounts have been restated to reflect the application of Accounting Standards Update No. 2015-03, Simplifying the Presentation of Debt Issuance Costs.

Oncor Electric Delivery

6

2nd Quarter 2016 Investor Call Agenda

Financial Overview David Davis

Chief Financial Officer

Operational Review Bob Shapard Chief Executive

Q&A

Oncor Electric Delivery

7

Appendix—

Regulation G Reconciliations and Financial Definitions

Oncor Electric Delivery

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Financial Definitions

Measure Definition

Adjusted Operating Revenues Oncor operating revenues, less operating revenues of Oncor Electric Delivery

(non-GAAP) Transition Bond Company LLC (BondCo)

Adjusted Net Income Oncor net income, less effects of purchase accounting and net income of

(non-GAAP) BondCo

Adjusted Operating Cash Flow Oncor cash provided by operating activities, less BondCo cash provided by

(non-GAAP) operating activities

Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo

Total Debt (GAAP) Oncor long-term debt (including current portion) plus bank loans

Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and

Adjusted EBITDA (non-GAAP) amortization and special items, less BondCo results. EBITDA is a measure used by Oncor to assess performance.

Total debt less transition bonds divided by Adjusted EBITDA. Transition, or

Debt/Adjusted EBITDA securitization, bonds are serviced by a regulatory transition charge on wires

(non-GAAP) rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality.

Adjusted EBITDA/Cash Interest Adjusted EBITDA divided by cash interest expense is a measure used by

(non-GAAP) Oncor to assess credit quality.

Oncor Electric Delivery

Table 1: Oncor Adjusted Operating Revenues Reconciliation

Three Months Ended June 30, 2015 and 2016 $ millions

Q2 ?15 Q2 ?16

Operating revenues – Oncor 938 948

Adjustments: Operating revenues – BondCo(35)(2)

Adjusted operating revenues, excluding BondCo 903 946

Oncor Electric Delivery

Table 2: Oncor Adjusted EBITDA Reconciliation

Three and Twelve Months Ended June 30, 2015 and 2016 $ millions

Q2 ?15 Q2 ?16 TME ?15 TME ?16

Net income – Oncor 98 110 449 427

Plus: Depreciation & amortization – Oncor 220 193 868 829

Provision in lieu of income taxes – Oncor 55 62 267 249

Interest expense – Oncor 84 84 341 336

Equals: EBITDA – Oncor 457 449 1,925 1,841

Adjustments: Net income – BondCo ? ? ? ?

Depreciation & amortization – BondCo(33)(2)(133)(69)

Interest expense – BondCo(2) ?(10)(3)

Effects of fair value accounting (pre tax)(1) ?(9)(2)

Regulatory asset amortization in O&M expense 13 12 53 49

Oncor Adjusted EBITDA, excluding BondCo 434 459 1,826 1,816

Oncor Electric Delivery

Table 3: Oncor Adjusted Net Income Reconciliation

Three Months Ended June 30, 2015 and 2016

$ millions

Q2 ?15 Q2 ?16

Net income – Oncor 98 110

Adjustments: Effects of purchase accounting (after tax)(1) ?

BondCo net income ? ?

Adjusted net income, excluding BondCo 97 110

Oncor Electric Delivery

Table 4: Oncor Adjusted Operating Cash Flow Reconciliation

Three Months Ended June 30, 2015 and 2016 $ millions

Q2 ?15 Q2 ?16

Operating cash flow – Oncor 411 283

Adjustments: Operating cash flow – BondCo(29) 5

Adjusted operating cash flow, excluding BondCo 382 288

Oncor Electric Delivery

Table 5: Oncor Total Debt Reconciliation

At June 30, 20151 and 2016 $ millions

At 6/30/15 At 6/30/16

Short-term debt- Oncor 780 1,133

Long-term debt due currently – Oncor 110 ?

Long-term debt, less due currently – Oncor 5,641 5,650

Total debt – Oncor, including BondCo 6,531 6,783

Adjustments: Long-term debt due currently – BondCo(110) ?

Long-term debt, less due currently – BondCo ? ?

Total Oncor debt, excluding BondCo 6,421 6,783

1 Where applicable, 2015 amounts have been restated to reflect the application of Accounting Standards Update No. 2015-03, Simplifying the Presentation of Debt Issuance Costs.

Oncor Electric Delivery

Table 6: Oncor Interest and Debt Coverage

Twelve Months Ended June 30, 20151 and 2016 $ millions

TME ?15 TME ?16 Ref Source

Interest expense and related charges – Oncor 341 336

Amortization of debt discount – Oncor(2)(3)

AFUDC – Oncor 4 5

Cash interest expense – Oncor 343 338

Less: Interest expense – BondCo(10)(3)

Cash interest expense, excluding BondCo 333 335 A

EBITDA, excluding BondCo 1,826 1,816 B Table 2

Total debt, excluding BondCo 6,421 6,783 C Table 5

EBITDA/cash interest – ratio (B / A) 5.5x 5.4x

Debt/EBITDA – ratio (C / B) 3.5x 3.7x

1 Where applicable, 2015 amounts have been restated to reflect the application of Accounting Standards Update No. 2015-03, Simplifying the Presentation of Debt Issuance Costs.

Oncor Electric Delivery